Net (Loss) Income Per Share (Details) - Schedule of Computation of the Basic and Diluted Income Per Share of Class A Common Stock - Class A Common Stock [Member] - USD ($)	3 Months Ended	6 Months Ended
	Jun. 30, 2024	Jun. 30, 2024
Numerator
Net income attributable to Class A common shareholders	$ 167,238	$ (1,076,953)
Denominator
Basic and diluted weighted-average shares of Class A common stock outstanding	5,026,964	3,010,654
Net income per share of Class A common stock - basic and diluted	$ 0.03	$ (0.36)